17. Accrued Liabilities	12 Months Ended
Dec. 31, 2018
Payables and Accruals [Abstract]
Accrued Liabilities

17.	Accrued Liabilities

Accrued liabilities are as follows:

	December 31, 2018	December 31, 2017
Tax penalty payable (a)	$9,670	$9,670
Other payable	4,556	4,396
Other tax payables	774	1,138
Accrued expense	1,323	800
Other accrual and payables	172	3,856
Total accrued liabilities	$16,495	$19,860

(a)	Tax Penalty Payable

The Company was late for filing United States Federal and State income tax returns of 2016, hence an expected penalty payable of $9,670 and $9,670 was accrued as of December 31, 2018 and 2017. The Company submitted the tax filing together with the tax penalty abatement request on April 10, 2019, as of the issuance of the financial statements, the Company has not received the result of the tax penalty from the United States Internal Revenue Service (“IRS”) (see Note 26(b) Contingencies).